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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


  Date of Report (Date of Earliest Event Reported) October 21, 2005
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                         Twin Disc, Incorporated
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        (exact name of registrant as specified in its charter)


        WISCONSIN                   001-7635			39-0667110
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(State or other jurisdiction     (Commission	     	    (IRS Employer
 of incorporation)		   File Number)		  Identification No.)


1328 Racine Street               Racine, Wisconsin 53403
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(Address of principal executive offices)

Registrant's telephone number, including area code:    (262)638-4000
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Item 1.01	Entry into Material Definitive Agreements

     On October 21, 2005, the Company entered into Change in Control Severance Agreement and Indemnity Agreement with Jeffrey S. Knutson. A copy of the form of Change in Control Severance Agreement and the Indemnity Agreement entered into with Mr. Knutson is incorporated by reference to the Form 8-K the Company filed on August 2, 2005. Mr. Knutson is a participant in the Corporate Incentive Plan that was discussed in the Company's Form 8-K filed on August 2, 2005.

Item 5.02	Appointment of Principal Officer

     On October 21, 2005, Jeffrey Knutson, age 40, was appointed to the office of Corporate Controller and became a member of the Management Executive Committee. Mr. Knutson joined Twin Disc, Incorporated, in 2005 as Controller of its domestic manufacturing operation. Previously Mr. Knutson was at Tower Automotive, a global designer and producer of vehicle structural components and assemblies, as the Controller of the Milwaukee Division from 2002 to 2005 and prior to that at Invensys plc, a global automation, controls and process solutions group, as Controller of Rexnord Industrial Chain North America since 1998.

(c)  Exhibits.


EXHIBIT NUMBER	DESCRIPTION


10.1 Form of Change of Control Severance Agreement entered into between Twin Disc, Incorporated and Jeffrey S. Knutson (Incorporated by reference to Exhibit 10.3 of the Company's Form 8-K filed on August 2, 2005, SEC File No. 001-07635).

10.2 Form of Change of Indemnity Agreement entered into between Twin Disc, Incorporated and Jeffrey S. Knutson(Incorporated by reference to Exhibit 10.5 of the Company's Form 8-K filed on August 2, 2005,
        SEC File No. 001-07635).



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                               SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	October 26, 2005			Twin Disc, Inc.

						/s/ Christopher J. Eperjesy
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						Christopher J. Eperjesy
						VP-Finance, CFO and Secretary